SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to § 240.14a-12

BSB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BSB Bancorp, Inc.

2 Leonard Street

Belmont, Massachusetts 02478

617-484-6700

AMENDED NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

______________________

TIME AND DATE	10:00 a.m., Eastern Daylight Time, on Wednesday, May 23, 2018

PLACE	Belmont Town Hall, Board of Selectman’s Meeting Room, 455 Concord Avenue, 2nd Floor, Belmont, Massachusetts

ITEMS OF BUSINESS	(1) The election of four directors, each to serve for a term of three years.

(2) The ratification of the selection of Baker Newman & Noyes, LLC as our independent registered public accounting firm for fiscal year 2018.

(3) An advisory, non-binding vote to approve the executive compensation described in the proxy statement.

(4) An advisory, non-binding vote regarding how frequently stockholders will vote on our executive compensation.

(5) The transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on April 2, 2018.

PROXY VOTING	It is important that your shares be represented at the annual meeting whether or not you plan to attend. You may vote online, by telephone, or by completing, signing and dating the amended proxy card or voting instruction card and promptly returning it in the envelope provided.

By Order of the Board of Directors,

/s/ John A. Citrano

John A. Citrano
Corporate Secretary

Belmont, Massachusetts

April 26, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2018—THE PROXY STATEMENT, THIS SUPPLEMENT AND BSB BANCORP, INC.’S 2017 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT http://www.edocumentview.com/BLMT

BSB Bancorp, Inc.

2 Leonard Street

Belmont, Massachusetts 02478

617-484-6700

Supplement to Proxy Statement

This Supplement to Proxy Statement (this “Supplement”) is being furnished to the holders of common stock of BSB Bancorp, Inc. (“BSB Bancorp” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of BSB Bancorp for the Annual Meeting of Stockholders of BSB Bancorp (the “Meeting”) to be held at Belmont Town Hall, Board of Selectman’s Meeting Room, 455 Concord Avenue, 2nd Floor, Belmont, Massachusetts, on Wednesday, May 23, 2018 at 10:00 a.m. local time, and at any adjournments and postponements thereof. This Supplement and the related amended proxy card are being mailed on or about April 26, 2018, to holders of record of BSB Bancorp’s common stock on April 2, 2018, the record date for the Meeting.

On April 12, 2018, we filed our proxy statement (the “Proxy Statement”) relating to the Meeting with the Securities and Exchange Commission (the “SEC”) and made available to our stockholders the Proxy Statement and related proxy materials. Subsequent to that date, we determined that we had inadvertently omitted a required proposal to stockholders regarding the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding the required non-binding proposal on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record as of the close of business on April 2, 2018, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of 2018 Annual Meeting of Stockholders. This Supplement and the Amended Notice of 2018 Annual Meeting of Stockholders supplement and amend the Notice of 2018 Annual Meeting of Stockholders and the Proxy Statement, each dated April 12, 2018, previously mailed or made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Item 4. Stockholders of record may vote on all four proposals by submitting the amended proxy card enclosed with this Supplement. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in the Proxy Statement, FOR the approval of Proposals 2 and 3, and “1 YEAR” on Proposal 4.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-On-Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of new Item 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Proposal 4 — Frequency of Advisory Votes On Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing a shareholder advisory vote to approve the compensation of our Named Executive Officers (the “say-on-pay” advisory vote in Proposal 3 of the Proxy Statement) this year, and we will do so at least once every three years. Pursuant to Section 14A of the Exchange Act, at the 2018 Annual Meeting we are also asking stockholders to vote on a Say-On-Frequency Proposal regarding whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every year. Although the Board of Directors recommends a “say-on-pay” vote every year, stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Although the vote on this Say-On-Frequency Proposal is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future say-on-pay stockholder advisory votes.

The Board of Directors unanimously recommends that you vote “FOR” the One Year frequency option. Unless otherwise instructed, validly executed proxies will be voted “FOR” the One Year frequency option.

Vote Required on Proposal 4

In voting on the advisory, non-binding vote on how frequently a stockholder vote on executive compensation matters should be held, you may vote in favor of holding such a vote once every year, once every two years or once every three years, or you may abstain from voting. Even though this vote will not be binding on the Board of Directors, and it will not create or imply any change in the fiduciary duties of or impose any additional fiduciary duty on the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on our executive compensation will be included in our proxy statements. In counting votes on the advisory, non-binding proposal on how frequently to hold a stockholder vote on our executive compensation, abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy; Revocability of Proxy

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say-On-Frequency Proposal.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Meeting in accordance with the stockholder’s instructions indicated on the proxy. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for ratification of the appointment of Baker Newman & Noyes, LLC as the Company’s independent registered public accounting firm;

•	for approval of the advisory, non-binding proposal to approve the executive compensation described in this proxy statement; and

•	for holding advisory, non-binding votes on our executive compensation every year.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, vote on a later date by telephone or the Internet or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you are the beneficial owner of shares held in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the amended proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

.. IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FIRST THREE LISTED PROPOSALS, AND A VOTE TO HOLD AN ADVISORY, NON-BINDING VOTE EVERY “ONE YEAR” IN VOTING ON THE FOURTH PROPOSAL. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Robert M. Mahoney 02 - John A. Borelli 03 - John W. Gahan, III 04 - John A. Whittemore For Against Abstain For Against Abstain 2. The ratification of the appointment of Baker Newman 3. An advisory, non-binding vote to approve the compensation & Noyes, LLC as independent registered public of the Company’s named executive officers. accounting firm of BSB Bancorp, Inc. for the fiscal year ending December 31, 2018. 1 Year 2 Years 3 Years Abstain 4. An advisory, non-binding vote regarding the frequency of voting on our executive compensation. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02UDFB

.. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2018—THIS NOTICE, THE PROXY STATEMENT, AND BSB BANCORP, INC.’S 2017 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT http://www.edocumentview.com/BLMT • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — BSB BANCORP, INC. Notice of 2018 Annual Meeting of Stockholders Belmont Town Hall, Board of Selectman’s Meeting Room, 455 Concord Avenue, 2nd Floor, Belmont, MAProxy Solicited by Board of Directors for Annual Meeting — May 23, 2018 The undersigned hereby appoints the official proxy committee of BSB Bancorp, Inc. (the “Company”), consisting of Robert J. Morrissey and S. Warren Farrell or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on Wednesday, May 23, 2018 at 10:00 a.m., Eastern Daylight Time, at the Belmont Town Hall, Board of Selectman’s Meeting Room, 455 Concord Avenue, 2nd Floor, Belmont, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FIRST THREE LISTED PROPOSALS, AND A VOTE TO HOLD AN ADVISORY, NON-BINDING VOTE EVERY “ONE YEAR” IN VOTING ON THE FOURTH PROPOSAL. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the first three proposals listed, and to hold an advisory, non-binding vote every “ONE YEAR” on the fourth proposal. If other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Items to be voted appear on reverse side.)